Exhibit 32.1

Certification of Principal Executive Officer

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350)

In connection with the Quarterly Report on Form 10-Q for the quarter ended June 30, 2009 (the “Report”) of UTEK Corporation (the “Registrant”), as filed with the Securities and Exchange Commission on the date hereof, I, Douglas Schaedler, the Principal Executive Officer of the Registrant, hereby certify, to the best of my knowledge, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Douglas Schaedler
Name: Douglas Schaedler
Date: August 10, 2009